PREMISES AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2021
Property, Plant and Equipment [Abstract]
PREMISES AND EQUIPMENT, NET	PREMISES AND EQUIPMENT, NET
Premises and equipment, net consists of the following as of December 31:

(in thousands)	2021	2020

Computer hardware and software	$50,452	$52,837
Leasehold improvements	5,927	14,792
Furniture and fixtures	4,441	5,882
Office equipment and other	811	1,817
	61,631	75,328
Less: Accumulated depreciation and amortization	(54,758)	(63,434)

Total	$6,873	$11,894
Depreciation and amortization expense amounted to $4.6 million and $14.9 million for the years ended December 31, 2021 and 2020, respectively, and is included in cost of revenue for operating assets and in selling, general and administrative expenses for non-operating assets in the consolidated statements of operations and comprehensive income (loss).